CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of Smith Barney Institutional Cash Management Fund, Inc. - Cash Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

 1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

 2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Financial Officer
Smith Barney Institutional Cash              Smith Barney Institutional Cash
Management Fund, Inc. -                      Management Fund, Inc. -
Cash Portfolio                               Cash Portfolio

/s/ R. Jay Gerken                            /s/ Richard Peteka
---------------------------                  ------------------------------
R. Jay Gerken                                Richard Peteka
Date: August 1, 2003                         Date: August 1, 2003

A signed original of this written statement required by Section 906 , or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Smith Barney Institutional Cash Management Fund, Inc. - Cash Portfolio and will be retained by Smith Barney Institutional Cash Management Fund, Inc. - Cash Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of Smith Barney Institutional Cash Management Fund, Inc. - Government Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

  1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Financial Officer
Smith Barney Institutional Cash             Smith Barney Institutional Cash
Management Fund, Inc. -                     Management Fund, Inc. -
Government Portfolio                        Government Portfolio

/s/ R. Jay Gerken                           /s/ Richard Peteka
---------------------------                 --------------------------
R. Jay Gerken                               Richard Peteka
Date: August 1, 2003                        Date: August 1, 2003

A signed original of this written statement required by Section 906 , or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Smith Barney Institutional Cash Management Fund, Inc. - Government Portfolio and will be retained by Smith Barney Institutional Cash Management Fund, Inc. - Government Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of Smith Barney Institutional Cash Management Fund, Inc. - Municipal Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

 1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

 2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Financial Officer
Smith Barney Institutional Cash              Smith Barney Institutional Cash
Management Fund, Inc. -                      Management Fund, Inc. -
Municipal Portfolio                          Municipal Portfolio

/s/ R. Jay Gerken                            /s/ Richard Peteka
---------------------------                  --------------------------
R. Jay Gerken                                Richard Peteka
Date: August 1, 2003                         Date:  August 1, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Smith Barney Institutional Cash Management Fund, Inc. - Municipal Portfolio and will be retained by Smith Barney Institutional Cash Management Fund, Inc. - Municipal Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.